Exhibit 99.1

Avnet Reports Second Quarter Fiscal 2020 Financial Results

Quarterly sales and EPS in line with guidance

Book to bill metrics at quarter end improved across all regions

PHOENIX – January 23, 2020 - Avnet, Inc. (Nasdaq: AVT) today announced results for its second fiscal quarter ended December 28, 2019.

Second Quarter Key Financial Highlights:

•	Sales of $4.5 billion were in line with guidance.
•	GAAP diluted EPS from continuing operations totaled $0.05, compared with $0.33 a year ago.
o	Non-GAAP adjusted diluted EPS totaled $0.40 compared with $1.04 a year ago.
o	Foreign exchange rates negatively impacted adjusted diluted EPS by $0.02.
•	GAAP operating income totaled $46.5 million, compared with $96.1 million a year ago.
o	Adjusted operating income declined 54% year over year to $82.2 million.
•	GAAP operating income margin was 1.0%, compared with 1.9% a year ago.
o	Adjusted operating income margin was 1.8%, compared with 3.5% a year ago.
•	Achieved operating expense reduction goal of $50 million annually.
•	Cash flow from operations totaled $149 million, and totaled $948 million over the trailing four quarter period.
•	Returned $109 million to shareholders with $88 million in share repurchases and $21 million in dividends paid during the quarter.
•	Reduced revolving debt by $144 million with net debt of $1.20 billion at the end of the quarter.

CEO Commentary

“While our second quarter results reflected the ongoing correction the industry has experienced, we saw good signs of stabilization across key geographies,” said Avnet CEO Bill Amelio. “Meanwhile, our transformation initiatives are helping drive significant cost savings and our new way of doing business will keep us nimble and better equipped to serve our customers over the long term.  This includes growing our electronics components customer and supplier base while continuing to expand our ecosystem and broaden our reach into new areas.”

Key Financial Metrics

($ in millions, except per share data)

Second Quarter Results (GAAP)
	Dec – 19	Dec – 18	Change Y/Y		Sep – 19	Change Q/Q
Sales	$4,534.8	$5,049.0	(10.2)%		$4,630.0	(2.1)%
Operating Income	46.5	96.1	(51.6)%		62.7	(25.9)%
Operating Income Margin	1.0%	1.9%	(88)	bps	1.4%	(34)	bps
Diluted Earnings Per Share	$0.05	$0.33	(84.8)%		$0.40	(87.5)%
Second Quarter Results (Non-GAAP)(1)
	Dec – 19	Dec – 18	Change Y/Y		Sep – 19	Change Q/Q
Sales	$4,534.8	$5,049.0	(10.2)%		$4,630.0	(2.1)%
Adjusted Operating Income	82.2	178.8	(54.0)%		107.4	(23.5)%
Adjusted Operating Income Margin	1.8%	3.5%	(173)	bps	2.3%	(51)	bps
Adjusted Diluted Earnings Per Share	$0.40	$1.04	(61.5)%		$0.60	(33.3)%
Segment and Geographical Mix
	Dec – 19	Dec – 18	Change Y/Y		Sep – 19	Change Q/Q
Electronic Components (EC) Sales	$4,203.6	$4,680.7	(10.2)%		$4,294.2	(2.1)%
EC Operating Income Margin	2.2%	3.4%	(117)	bps	2.6%	(39)	bps
Farnell Sales	$331.2	$368.3	(10.1)%		$335.8	(1.4)%
Farnell Operating Income Margin	6.0%	10.8%	(473)	bps	6.5%	(46)	bps
Americas Sales	$1,186.6	$1,300.4	(8.8)%		$1,215.8	(2.4)%
EMEA Sales	1,425.8	1,668.6	(14.6)%		1,470.9	(3.1)%
Asia Sales	1,922.4	2,080.0	(7.6)%		1,943.3	(1.1)%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

CFO Commentary

“Progress on key goals to manage costs and generate cash continued during the quarter as we generated $149 million of cash flow from operations and completed our $50 million annual cost reduction initiative,” stated Tom Liguori, Avnet Chief Financial Officer. “Our cash flow from operations for the last four quarters now totals $948 million. Our capital allocation this quarter continued to reflect our strategy of using cash to grow the business through acquisition, returning cash to shareholders and managing our debt during the slowdown.”

Additional Second Quarter Fiscal 2020 Highlights and Key Developments

•

Completed the construction of Farnell’s new state-of-the-art distribution center in Europe. This will enable significant SKU expansion as well as cost savings. Products will begin to ship from the center in early 2020.

•

Announced a new IoT Partner Program at the Consumer Electronics Show (CES) this month. The new program enables partners to leverage Avnet’s IoT Connect Platform and its ecosystem of experts to build and scale IoT solutions businesses. The program also enables developers to write to, and sell, solutions in the marketplace.

•

Launched MaaXBoard, a low-cost, production-ready qualified single board computer that is ideal for embedded computing and applications that leverage AI at the edge with reduced cost and time to market. MaaXBoard is based on the NXP i.MX 8M applications processor.

•

Launched Avnet Guardian 100, a new wireless edge module powered by Microsoft Azure Sphere that quickly and securely adds connectivity to existing equipment so that enterprise customers can confidently leverage the benefits of IoT to innovate and deliver a better customer experience.

•	Completed the acquisition of Witekio, which strengthens Avnet’s software and IoT capabilities at the device level.
•	Acquired Phoenics, a well-respected regional distributor that will complement Avnet as it adds additional customers and suppliers.
•	Continued to improve the customer experience by expanding E-payment options in Europe (PayPal) and China (WeChat Pay, Alipay and Union Pay).

Awards Received and Notable Client Wins During the Quarter

•	Added the leader in the 5G revolution to the list of customers that relies on Avnet for complete supply chain and new product solutions.
•	Added a global innovator of aerospace and defense solutions to Avnet’s customer base.
•	Named Avnet Asia Pacific a Top 10 International Branded Distributor for the 18th consecutive year by Electronics Supply & Manufacturing-China (ESM-China).
•	Panasonic named Farnell the “2019 High Service Distributor of the Year” (EMEA).
•	Received several awards for Farnell including “Innovator of the Year in 2019” (Germany) from Design & Elektronik magazine.
•	Received the Gold Superior Performance Award for Outstanding performance in OTD (on time delivery) and Quality by a leading aerospace and defense customer.

Outlook for the Third Quarter of Fiscal 2020 Ending on March 28, 2020

	Guidance Range	Midpoint
Sales	$4.1B – $4.5B	$4.3B
Non-GAAP Diluted EPS(1)	$0.38 – $0.48	$0.43
Estimated Annual Tax Rate	19% – 23%	21%

(1)	A reconciliation of non-GAAP guidance to GAAP guidance is presented in the “Non-GAAP Financial Information” section of this press release.

The above guidance is based upon market conditions existing as of today, and excludes amortization of intangibles, restructuring, integration, and other expenses and certain income tax adjustments. The above guidance assumes 100 million average diluted shares outstanding and average currency exchange rates are as shown below:

	Q3 Fiscal
	2020	Q2 Fiscal	Q3 Fiscal
	Guidance	2020	2019
Euro	$1.11	$1.11	$1.14
GBP	$1.30	$1.28	$1.30

Today’s Conference Call and Webcast Details

Avnet will host a quarterly teleconference and webcast today at 2:30 p.m. MST/4:30 p.m. EST to discuss the financial results and provide a business update. To participate in the live call, dial 877-407-8112 or 201-689-8840. The slides can be accessed via Avnet’s Investor Relations web page at: www.ir.avnet.com, or from the following link Avnet Earnings Call Webcast and Slides. A replay of the conference call will be available for 30 days, through February 22 at 5:00 p.m. ET, and can be accessed by dialing: 877-660-6853 or 201-612-7415 and using Conference ID: 13697491. The webcast will be available for 90 days.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “intend,” “estimate,” “forecast,” “expect,” “feel,” “believe,” “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance, business prospects or market conditions. Actual results may differ materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Avnet’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition activities and the successful integration of acquired companies, implementing and maintaining IT systems, supplier losses and changes to supplier programs, an industry down-cycle in electronic components including semiconductors, declines in sales, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or price discounts by suppliers, and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including Avnet’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet is a global technology solutions provider with an extensive ecosystem delivering design, product, marketing and supply chain expertise for customers at every stage of the product lifecycle. We transform ideas into intelligent solutions, reducing the time, cost and complexities of bringing products to market. For nearly a century, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com. (AVT_IR)

Investor Relations Contacts

Joe Burke, 480-643-7431

Joseph.Burke@avnet.com

Ina McGuinness, 480-643-7053

investorrelations@avnet.com

Media Relations Contact

Jeanne Forbis, 480-643-7499

jeanne.forbis@avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Second Quarters Ended		Six Months Ended
	December 28,	December 29,	December 28,	December 29,
	2019	2018	2019	2018
	(Thousands, except per share data)
Sales	$4,534,806	$5,048,980	$9,164,814	$10,138,859
Cost of sales	4,009,193	4,418,947	8,095,362	8,872,077
Gross profit	525,613	630,033	1,069,452	1,266,782
Selling, general and administrative expenses	464,873	471,723	921,377	946,868
Restructuring, integration and other expenses	14,265	62,260	38,863	77,048
Operating income	46,475	96,050	109,212	242,866
Other (expense) income, net	(485)	2,584	4,447	692
Interest and other financing expenses, net	(33,904)	(33,718)	(67,535)	(63,811)
Income from continuing operations before taxes	12,086	64,916	46,124	179,747
Income tax expense (benefit)	6,870	28,141	(844)	59,443
Income from continuing operations, net of tax	5,216	36,775	46,968	120,304
Loss from discontinued operations, net of tax	(1,548)	(374)	(1,548)	(179)
Net income	$3,668	$36,401	$45,420	$120,125

Earnings (loss) per share - basic:
Continuing operations	$0.05	$0.33	$0.46	$1.07
Discontinued operations	(0.01)	(0.00)	(0.01)	(0.01)
Net income per share basic	$0.04	$0.33	$0.45	$1.06

Earnings (loss) per share - diluted:
Continuing operations	$0.05	$0.33	$0.45	$1.06
Discontinued operations	(0.01)	(0.00)	(0.01)	(0.01)
Net income per share diluted	$0.04	$0.33	$0.44	$1.05

Shares used to compute earnings per share:
Basic	100,431	110,332	101,781	112,796
Diluted	101,302	111,462	102,839	113,967
Cash dividends paid per common share	$0.21	$0.20	$0.42	$0.40

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 28,	June 29,
	2019	2019
	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$488,810	$546,105
Receivables, net	2,977,773	3,168,369
Inventories	2,908,575	3,008,424
Prepaid and other current assets	161,343	153,438
Total current assets	6,536,501	6,876,336
Property, plant and equipment, net	431,410	452,171
Goodwill	916,058	876,728
Intangible assets, net	119,186	143,520
Operating lease assets	274,376	—
Other assets	247,581	215,801
Total assets	$8,525,112	$8,564,556

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$492,223	$300,538
Accounts payable	1,802,484	1,864,342
Accrued expenses and other	398,486	413,696
Short-term operating lease liabilities	52,057	—
Total current liabilities	2,745,250	2,578,576
Long-term debt	1,194,115	1,419,922
Long-term operating lease liabilities	244,622	—
Other liabilities	383,792	425,585
Total liabilities	4,567,779	4,424,083
Shareholders’ equity	3,957,333	4,140,473
Total liabilities and shareholders’ equity	$8,525,112	$8,564,556

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	December 28, 2019	December 29, 2018
	(Thousands)
Cash flows from operating activities:
Net income	$45,420	$120,125
Less: Loss from discontinued operations, net of tax	(1,548)	(179)
Income from continuing operations	46,968	120,304

Non-cash and other reconciling items:
Depreciation	49,822	48,124
Amortization	41,257	41,220
Amortization of operating lease asset	31,354	—
Deferred income taxes	(15,518)	44,857
Stock-based compensation	14,503	17,077
Other, net	20,609	77,437
Changes in (net of effects from businesses acquired and divested):
Receivables	185,598	193,520
Inventories	94,182	(209,582)
Accounts payable	(52,711)	(205,254)
Accrued expenses and other, net	(71,858)	(140,495)
Net cash flows provided (used) for operating activities - continuing operations	344,206	(12,792)
Net cash flows used for operating activities - discontinued operations	—	(56,284)
Net cash flows provided (used) for operating activities	344,206	(69,076)

Cash flows from financing activities:
Borrowings (repayments) under accounts receivable securitization, net	(35,400)	366,000
Repayments under bank credit facilities and other debt, net	(1,376)	(59,420)
Repayments under senior unsecured credit facility, net	(1,301)	(595)
Repurchases of common stock	(198,630)	(335,404)
Dividends paid on common stock	(42,426)	(44,701)
Other, net	(4,887)	15,200
Net cash flows used for financing activities - continuing operations	(284,020)	(58,920)
Net cash flows used for financing activities	(284,020)	(58,920)

Cash flows from investing activities:
Purchases of property, plant and equipment	(44,252)	(70,186)
Acquisitions of businesses, net of cash acquired	(51,509)	(62,514)
Other, net	(13,098)	963
Net cash flows used for investing activities - continuing operations	(108,859)	(131,737)
Net cash flows provided by investing activities - discontinued operations	—	123,473
Net cash flows used for investing activities	(108,859)	(8,264)
Effect of currency exchange rate changes on cash and cash equivalents	(8,622)	(2,699)
Cash and cash equivalents:
— decrease	(57,295)	(138,959)
— at beginning of period	546,105	621,125
— at end of period	$488,810	$482,166

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other income (expense), (iv) adjusted income tax expense, (v) adjusted income from continuing operations, (vi) adjusted diluted earnings per share from continuing operations, and (vii) sales adjusted for the impact of significant acquisitions and other items (as defined in the Organic Sales section of this document).

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “constant currency.” Management believes organic sales and sales in constant currency are useful measures for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income and operating expenses adjusted for restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income and operating expenses without the impact of these items as well as other income (expense) excluding certain amounts as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in many cases, for measuring performance for compensation purposes. Management measures operating income for its reportable segments excluding restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense, income from continuing operations and diluted earnings per share from continuing operations adjusted for the impact of the items described above and certain items impacting other income (expense) and income tax expense are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense and the effective income tax rate include the effect of changes in tax laws including recent tax law changes in the U.S., changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to the adjusted interim effective tax rate based upon the expected annual adjusted effective tax rate.  Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP. All amounts below relate to Avnet’s continuing operations.

	Fiscal	Quarters Ended
	Year to Date	December 29,	September 29,
	2020*	2019*	2019*
	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$921,377	$464,873	$456,503
Amortization of intangible assets and other - continuing operations	(41,532)	(21,454)	(20,078)
Adjusted operating expenses - continuing operations	879,844	443,419	436,426

GAAP operating income - continuing operations	$109,212	$46,475	$62,738
Restructuring, integration and other expenses - continuing operations	38,863	14,265	24,598
Amortization of intangible assets and other - continuing operations	41,532	21,454	20,078
Adjusted operating income - continuing operations	189,608	82,194	107,414

GAAP income before income taxes- continuing operations	$46,124	$12,086	$34,038
Restructuring, integration and other expenses - continuing operations	38,863	14,265	24,598
Amortization of intangible assets and other - continuing operations	41,532	21,454	20,078
Other expenses - continuing operations	4,002	4,002	-
Adjusted income before income taxes - continuing operations	130,521	51,807	78,713

GAAP income tax expense (benefit) - continuing operations	$(844)	$6,870	$(7,714)
Restructuring, integration and other expenses - continuing operations	9,617	3,377	6,240
Amortization of intangible assets and other - continuing operations	8,199	3,964	4,235
Other expenses - continuing operations	740	740	-
Income tax benefit (expense) items, net - continuing operations	9,540	(4,071)	13,611
Adjusted income tax expense - continuing operations	27,252	10,880	16,372

GAAP income - continuing operations	$46,968	$5,216	$41,752
Restructuring, integration and other expenses (net of tax) - continuing operations	29,246	10,888	18,358
Amortization of intangible assets and other (net of tax) - continuing operations	33,333	17,490	15,843
Other expenses (net of tax) - continuing operations	3,262	3,262	-
Income tax (benefit) expense items, net - continuing operations	(9,540)	4,071	(13,611)
Adjusted income - continuing operations	103,269	40,928	62,341

GAAP diluted earnings per share - continuing operations	$0.45	$0.05	$0.40
Restructuring, integration and other expenses (net of tax) - continuing operations	0.29	0.11	0.18
Amortization of intangible assets and other (net of tax) - continuing operations	0.32	0.17	0.15
Other expenses (net of tax) - continuing operations	0.03	0.03	-
Income tax (benefit) expense items, net - continuing operations	(0.09)	0.04	(0.13)
Adjusted diluted EPS - continuing operations	1.00	0.40	0.60

* May not foot due to rounding

	Fiscal	Quarters Ended
	Year to Date	June 29,	March 30,	December 29,	September 29,
	2019*	2019*	2019*	2018*	2018
	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,874,651	$459,611	$468,171	$471,723	$475,146
Amortization of intangible assets and other - continuing operations	(84,257)	(20,737)	(22,080)	(20,513)	(20,927)
Adjusted operating expenses - continuing operations	1,790,393	438,872	446,092	451,210	454,219

GAAP operating income (loss) - continuing operations	$365,911	$(30,040)	$153,085	$96,050	$146,816
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Adjusted operating income - continuing operations	695,708	156,252	178,103	178,823	182,531

GAAP income (loss) before income taxes- continuing operations	$242,268	$(63,043)	$125,563	$64,916	$114,831
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Other expenses - continuing operations	509	509	-	-	-
Adjusted income before income taxes - continuing operations	572,574	123,758	150,581	147,689	150,546

GAAP income tax expense (benefit) - continuing operations	$62,157	$(27,915)	$30,628	$28,141	$31,302
Restructuring, integration and other expenses - continuing operations	26,746	7,455	306	15,665	3,320
Goodwill impairment expense - continuing operations	18,566	18,566	-	-	-
Amortization of intangible assets and other - continuing operations	17,986	4,382	4,747	4,379	4,478
Other expenses - continuing operations	57	57	-	-	-
Income tax (expense) benefit items, net - continuing operations	(8,143)	20,896	(4,059)	(16,742)	(8,238)
Adjusted income tax expense - continuing operations	117,369	23,441	31,622	31,443	30,862

GAAP income (loss) - continuing operations	$180,111	$(35,128)	$94,935	$36,775	$83,529
Restructuring, integration and other expenses (net of tax) - continuing operations	81,398	20,703	2,633	46,595	11,468
Goodwill impairment expense (net of tax) - continuing operations	118,830	118,830	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	66,271	16,355	17,333	16,134	16,449
Other expenses (net of tax) - continuing operations	452	452	-	-	-
Income tax expense (benefit) items, net - continuing operations	8,143	(20,896)	4,059	16,742	8,238
Adjusted income - continuing operations	455,205	100,316	118,960	116,246	119,684

GAAP diluted earnings (loss) per share - continuing operations	$1.63	$(0.33)	$0.87	$0.33	$0.72
Restructuring, integration and other expenses (net of tax) - continuing operations	0.74	0.20	0.02	0.42	0.10
Goodwill impairment expense (net of tax) - continuing operations	1.07	1.13	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	0.60	0.15	0.16	0.14	0.14
Other expenses (net of tax) - continuing operations	-	-	-	-	-
Income tax expense (benefit) items, net - continuing operations	0.07	(0.20)	0.04	0.15	0.07
Adjusted diluted EPS - continuing operations	4.11	0.95	1.09	1.04	1.03

* May not foot/cross foot due to rounding

Organic Sales

Organic sales is defined as sales adjusted for the impact of significant acquisitions, divestitures and other items by adjusting Avnet’s prior and current (if necessary) periods to include the sales of acquired businesses and exclude the sales of divested businesses as if the acquisitions and divestitures had occurred at the beginning of the earliest period presented. Organic sales in constant currency is defined as organic sales (as defined above) excluding the impact of changes in foreign currency exchange rates.

The following table presents reported and organic sales growth rates for the second quarter of fiscal 2020 compared to fiscal 2019.

	Second Quarters Ended
				As Reported
	Sales	Sales	As Reported	and Organic
	as Reported	as Reported	and	Year-Year %
	and Organic	and Organic	Organic	Change in
	Fiscal	Fiscal	Year-Year	Constant
	2020	2019	% Change	Currency
	(Dollars in millions)
Avnet	$4,534.8	$5,049.0	(10.2)%	(9.4)%
Avnet by region
Americas	$1,186.6	$1,300.4	(8.8)%	(8.8)%
EMEA	1,425.8	1,668.6	(14.6)	(12.1)
Asia	1,922.4	2,080.0	(7.6)	(7.7)
Avnet by operating group
EC	$4,203.6	$4,680.7	(10.2)%	(9.5)%
Farnell	331.2	368.3	(10.1)	(9.1)

Historical Segment Financial Information

		Fiscal Year 2020
		Quarters Ended
		Second Quarter	First Quarter
	Fiscal Year	December 28,	September 28,
	2020*	2019	2019
	(in millions)
Sales:
Electronic Components	$8,497.8	$4,203.6	$4,294.2
Farnell	667.0	331.2	335.8
Avnet sales	$9,164.8	$4,534.8	$4,630.0

Operating income:
Electronic Components	$205.4	$93.1	$112.3
Farnell	41.8	20.0	21.8
	247.2	113.1	134.1
Corporate expenses	(57.6)	(30.9)	(26.7)
Restructuring, integration and other expenses	(38.9)	(14.3)	(24.6)
Amortization of acquired intangible assets and other	(41.5)	(21.4)	(20.1)
Avnet operating income	$109.2	$46.5	$62.7

Sales by geographic area:
Americas	$2,402.3	$1,186.6	$1,215.8
EMEA	2,896.8	1,425.8	1,470.9
Asia	3,865.7	1,922.4	1,943.3
Avnet sales	$9,164.8	$4,534.8	$4,630.0

		Fiscal Year 2019
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	June 29,	March 30,	December 29,	September 29,
	2019*	2019	2019	2018	2018
	(in millions)
Sales:
Electronic Components	$18,060.3	$4,337.5	$4,331.3	$4,680.7	$4,710.8
Farnell	1,458.3	343.4	367.5	368.3	379.1
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

Operating income:
Electronic Components	$614.9	$141.1	$153.3	$158.6	$161.9
Farnell	159.3	33.2	45.7	39.6	40.8
	774.2	174.3	199.0	198.2	202.7
Corporate expenses	(78.5)	(18.0)	(20.9)	(19.4)	(20.2)
Restructuring, integration and other expenses	(108.1)	(28.2)	(2.9)	(62.3)	(14.8)
Goodwill impairment expense	(137.4)	(137.4)	-	-	-
Amortization of acquired intangible assets and other	(84.3)	(20.7)	(22.1)	(20.5)	(20.9)
Avnet operating income (loss)	$365.9	$(30.0)	$153.1	$96.0	$146.8

Sales by geographic area:
Americas	$5,135.8	$1,266.3	$1,297.2	$1,300.4	$1,271.8
EMEA	6,762.9	1,638.5	1,740.9	1,668.6	1,714.9
Asia	7,619.9	1,776.1	1,660.7	2,080.0	2,103.2
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

* May not foot/cross foot due to rounding

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the third quarter of fiscal 2020.

	Low End of	High End of
	Guidance Range	Guidance Range

Adjusted diluted earnings per share guidance	$0.38	$0.48
Restructuring, integration and other expense (net of tax)	(0.12)	(0.06)
Amortization of intangibles and other (net of tax)	(0.18)	(0.15)
Income tax expense adjustments	(0.05)	0.05
GAAP diluted earnings per share guidance	$0.03	$0.32